EXHIBIT 24

POWER OF ATTORNEY

(Foreign Subsidiary Employee Stock Purchase Plan)

The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION, appoints GREGORY K. HINCKLEY AND DEAN FREED his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 1,000,000 shares of Mentor Graphics common stock reserved for issuance under the Foreign Subsidiary Employee Stock Purchase Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: November 30, 2003.

/s/ WALDEN C. RHINES

Signature

Walden C. Rhines

EXHIBIT 24

POWER OF ATTORNEY

(Foreign Subsidiary Employee Stock Purchase Plan)

The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION, appoints WALDEN C. RHINES AND DEAN FREED his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 1,000,000 shares of Mentor Graphics common stock reserved for issuance under the Foreign Subsidiary Employee Stock Purchase Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: November 30, 2003.

/s/ GREGORY K. HINCKLEY

Signature

Gregory K. Hinckley

EXHIBIT 24

POWER OF ATTORNEY

(Foreign Subsidiary Employee Stock Purchase Plan)

The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION, appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 1,000,000 shares of Mentor Graphics common stock reserved for issuance under the Foreign Subsidiary Employee Stock Purchase Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: November 30, 2003.

/s/ ANTHONY B. ADRIAN

Signature

ANTHONY B. ADRIAN

EXHIBIT 24

POWER OF ATTORNEY

(Foreign Subsidiary Employee Stock Purchase Plan)

The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION, appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 1,000,000 shares of Mentor Graphics common stock reserved for issuance under the Foreign Subsidiary Employee Stock Purchase Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: November 30, 2003.

/s/ MARSHA B. CONGDON

Signature

Marsha B. Congdon

EXHIBIT 24

POWER OF ATTORNEY

(Foreign Subsidiary Employee Stock Purchase Plan)

The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION, appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 1,000,000 shares of Mentor Graphics common stock reserved for issuance under the Foreign Subsidiary Employee Stock Purchase Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: November 30, 2003.

/s/ JAMES R. FIEBIGER

Signature

James R. Fiebiger

EXHIBIT 24

POWER OF ATTORNEY

(Foreign Subsidiary Employee Stock Purchase Plan)

The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION, appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 1,000,000 shares of Mentor Graphics common stock reserved for issuance under the Foreign Subsidiary Employee Stock Purchase Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: November 30, 2003.

/s/ KEVIN MCDONOUGH

Signature

Kevin McDonough

EXHIBIT 24

POWER OF ATTORNEY

(Foreign Subsidiary Employee Stock Purchase Plan)

The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION, appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 1,000,000 shares of Mentor Graphics common stock reserved for issuance under the Foreign Subsidiary Employee Stock Purchase Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: November 30, 2003.

/s/ PATRICK MCMANUS

Signature Patrick McManus

EXHIBIT 24

POWER OF ATTORNEY

(Foreign Subsidiary Employee Stock Purchase Plan)

The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION, appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 1,000,000 shares of Mentor Graphics common stock reserved for issuance under the Foreign Subsidiary Employee Stock Purchase Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: November 30, 2003.

/s/ FONTAINE K. RICHARDSON

Signature

Fontaine K. Richardson